EXHIBIT 10.61

PARTIAL RELEASE OF MORTGAGE

Dated as of November 15, 2013

by

BANK OF CHINA, New York Branch

(“Mortgagee”),

to

REGO II BORROWER LLC, a Delaware limited liability company,

(“Mortgagor”)

                           PREMISES: 61-35 Junction Blvd.

                         Queens, New York 11374

                           BLOCK:       2080

                           LOT:             1002

                           COUNTY:    Queens

RECORD AND RETURN BY MAIL TO:

Sullivan & Cromwell LLP

125 Broad Street

New York, New York  10004

Attention:  Arthur S. Adler

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PARTIAL RELEASE OF MORTGAGE

Bank of China, New York Branch, having an address at 410 Madison Avenue, New York, New York 10017, (“Mortgagee”), is the owner and holder of that certain consolidated mortgage referred to on Exhibit A  annexed hereto (collectively the “Mortgage”), made by Rego II Borrower LLC, a Delaware limited liability company, having an address at c/o Alexander’s, Inc., 210 Route 4 East, Paramus, New Jersey 07652 (“Mortgagor”) in favor of Mortgagee.

Mortgagor has requested that Mortgagee release a certain portion of the real property encumbered by the Mortgage from the lien and operation of the Mortgage.

NOW, THEREFORE, for $10.00 and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Mortgagee releases, remises, quit claims, exonerates and discharges from the lien and operation of the Mortgage, to the Mortgagor, its successors and assigns, only  that certain portion of the property encumbered by the Mortgage known as the “Upper Unit”, as more particularly described on Exhibit B  annexed hereto (the “Released Property”).

TO HAVE AND TO HOLD the same, with the appurtenances, to the Mortgagor, its successors and assigns forever, freed, exonerated and discharged of and from the lien of the Mortgage. Nothing contained in this instrument shall in anywise impair, alter or diminish the effect, lien or encumbrance of the Mortgage on the remaining portion of the property encumbered by the Mortgage not released in this instrument, or any of the rights and remedies of the holder of the Mortgage.

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                                                                        LENDER:

                                                                        BANK OF CHINA, NEW YORK BRANCH

                                                                              By: /s/  Raymond Qiao

                                                                                    Name:  Raymond Qiao

                                                                                    Title:    First Vice President

                                        [Signature Page to Partial Release of Mortgage]

STATE OF NEW YORK                   )

                                                            ) ss.:

COUNTY OF NEW YORK               )

On the 12th day of November, 2013, before me, the undersigned, personally appeared Raymond Qiao, First Vice President, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kenneth Ngew Lee

Notary Public

Kenneth Ngew Lee

Notary Public, State of New York

No. 01LE4834707

Qualified in Nassau County

Commission Expires October 31, 2017

                                             [Signature Page to Partial Release of Mortgage]

EXHIBIT A

(Mortgage description)

Consolidated, Amended and Restated Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of November 30, 2011 in the original principal amount of $275,000,000, and recorded on January 4, 2012 in the Office of the City Register of the City of New York at CRFN#2012000002917.

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EXHIBIT B

(Released Property)

The Condominium Unit (the “Unit”) in the premises known as Rego II Condominium and by the street number 61-01 Junction Boulevard, Rego Park, Borough of Queens, City and State of New York, said Unit being designated and described as “Upper Unit” in the declaration (“Declaration”) establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the “Condominium Act”), dated March 8, 2013 and recorded in the Office of the City Register of The City of New York (the “City Register’s Office”) on November 6, 2013 as CRFN 2013000458265 and also designated as Tax Lot 1002 in Block 2080 of the Borough of Queens on the Tax Map of the Real Property Assessment Department of The City of New York and on the Floor Plans of said building, certified by Luigi Pio Russo, Architect, and filed in the Real Property Assessment Department of the City of New York as Condominium Plan No. 875, and also recorded in the City Register’s Office on November 6, 2013 as CRFN 2013000458266.  The premises within which the Unit is (are) located are more particularly described in Exhibit B-1  attached hereto and made a part hereof.  All capitalized terms herein which are not separately defined herein shall have the meanings given to those terms in the Declaration or in the by-laws of Rego II Condominium.  (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the “By-Laws.”)

Together with an undivided 0.5 percentage interest in the General Common Elements (as such term is defined in the Declaration).

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EXHIBIT B-1

PARCEL I

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF QUEENS, COUNTY OF QUEENS, CITY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER FORMED BY THE INTERSECTION OF THE SOUTHERLY SIDE OF HORACE HARDING EXPRESSWAY, FORMERLY HORACE HARDING BOULEVARD AND NASSAU BOULEVARD, 260 FEET WIDE AND EASTERLY SIDE OF JUNCTION BOULEVARD, 80 FEET WIDE, AS SAID HORACE HARDING EXPRESSWAY AND JUNCTION BOULEVARD ARE NOW LAID OUT ON THE FINAL TOPOGRAPHICAL MAP OF THE CITY OF NEW YORK;

RUNNING THENCE EASTERLY ALONG THE SOUTHERLY SIDE OF HORACE HARDING EXPRESSWAY, 456.35 FEET TO THE WESTERLY SIDE OF 97TH STREET, AS SHOWN ON THE FINAL TOPOGRAPHICAL MAP OF THE CITY OF NEW YORK, PRIOR TO THE ADOPTION OF THE ALTERATION MAP NO. 3530 ON DECEMBER 20, 1951;

THENCE SOUTHERLY ALONG THE SAID WESTERLY SIDE OF 97TH STREET, 630 FEET TO THE NORTHERLY SIDE OF 62ND DRIVE, 80 FEET WIDE, AS SHOWN ON THE FINAL TOPOGRAPHICAL MAP OF THE CITY OF NEW YORK, PRIOR TO THE ADOPTION OF THE ALTERATION MAP NO. 4822 ON MARCH 2, 1987, ON CAL. NO. 1;

THENCE WESTERLY ALONG THE NORTHERLY SIDE OF 62ND DRIVE 456.35 FEET TO THE EASTERLY SIDE OF JUNCTION BOULEVARD;

THENCE NORTHERLY ALONG THE EASTERLY SIDE OF JUNCTION BOULEVARD 630 FEET TO THE POINT OR PLACE OF BEGINNING.

TOGETHER WITH, BUT SUBJECT TO THE BURDENS OF, THE EASEMENT SET FORTH IN THE EASEMENT AGREEMENT BETWEEN ALEXANDER’S OF REGO PARK II, INC., AND ALEXANDER’S REGO SHOPPING CENTER, INC., DATED AS OF DECEMBER 21, 2007 AND RECORDED ON FEBRUARY 14, 2008 IN CFRN 2008000062504.

EXCEPTING THEREFROM THOSE PORTIONS OF HORSE BROOK CREEK AS IT WINDED AND TURNED THROUGHOUT THE ABOVE DESCRIBED PREMISES WHICH ARE 10 FEET WIDE WHICH LIE BETWEEN THE WESTERLY LINE OF 97TH STREET AS IT WAS LAID OUT 60 FEET WIDE ON THE FINAL MAP OF THE CITY OF NEW YORK FOR THE BOROUGH OF QUEENS PRIOR TO THE ADOPTION OF THE ALTERATION MAP NO. 3530 ON DECEMBER 20, 1951 AND WESTERLY LINE OF 97TH STREET AS IT IS LAID OUT 70 FEET WIDE ON THE PRESENT FINAL MAP OF THE CITY OF NEW YORK FOR THE BOROUGH OF QUEENS.

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ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL:

BEGINNING AT A POINT FORMED BY THE INTERSECTION OF THE NORTHERLY LINE OF 62ND DRIVE AND THE EASTERLY LINE OF JUNCTION BOULEVARD, AS SAID STREETS ARE SHOWN ON THE FINAL MAP OF THE BOROUGH OF QUEENS KNOWN AS MAP NO. 4822 ADOPTED BY THE BOARD OF ESTIMATE ON MARCH 2, 1987;

RUNNING THENCE EASTERLY ALONG THE NORTHERLY LINE OF 62ND DRIVE 446.35 FEET TO THE WESTERLY LINE OF 97TH STREET;

THENCE SOUTHERLY ALONG THE PROLONGATION OF THE WESTERLY LINE OF 97TH STREET FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 10.00 FEET TO THE FORMER NORTHERLY LINE OF 62ND DRIVE

THENCE WESTERLY ALONG THE FORMER NORTHERLY LINE OF 62ND DRIVE, FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 446.35 FEET TO THE PROLONGATION OF THE EASTERLY LINE OF JUNCTION BOULEVARD.

RUNNING THENCE NORTHERLY AT RIGHT ANGLES TO THE PREVIOUS COURSE 10.00 FEET TO THE POINT OR PLACE OF BEGINNING.

TOGETHER WITH ALL THE RIGHT, TITLE AND INTEREST OF THE PARTY OF THE FIRST PART, OF, IN AND TO ALL THE LAND IN THE BED OF 62ND DRIVE, 80 FEET WIDE, AS FORMERLY LAID OUT WITHIN THE LINES OF 62ND DRIVE, LYING IN FRONT OF AND ADJOINING THE ABOVE DESCRIBED PROPERTY, BUT NOT INCLUDING THE FOLLOWING AIR VOLUME ABOVE 62ND DRIVE:

AIR VOLUME – HORIZONTAL LIMITS

BEGINNING AT A POINT ON THE NORTHERLY LINE OF 62ND DRIVE, SAID POINT BEING DISTANT 80 FEET WESTERLY ALONG THE NORTHERLY LINE OF 62ND DRIVE FROM ITS INTERSECTION WITH THE WESTERLY LINE OF 97TH STREET, AS SAID STREETS ARE SHOWN ON THE FINAL MAP OF THE BOROUGH OF QUEENS KNOWN AS MAP. No. 4822 ADOPTED BY THE BOARD OF ESTIMATE MARCH 2, 1987;

RUNNING THENCE SOUTHERLY ALONG A LINE AT RIGHT ANGLES TO THE NORTHERLY LINE OF 62ND DRIVE 10.00 FEET TO THE FORMER NORTHERLY LINE OF 62ND STREET;

THENCE WESTERLY ALONG THE FORMER NORTHERLY LINE OF 62ND DRIVE, AT RIGHT ANGLES TO THE LAST MENTIONED COURSE, FOR 30 FEET TO A POINT;

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THENCE NORTHERLY ALONG A LINE, AT RIGHT ANGLES TO THE LAST MENTIONED COURSE, FOR 10.00 FEET TO THE NORTHERLY LINE OF 62ND STREET;

THENCE EASTERLY ALONG THE NORTHERLY LINE OF 62ND DRIVE, 30.00 FEET TO THE POINT OR PLACE OF BEGINNING.

AIR VOLUME – VERTICAL LIMITS

THE VERTICAL LIMITS OF THE STREET AIR VOLUME TO BE EXCLUDED SHALL BE BETWEEN A LOWER LIMITING PLANE AT ELEVATION 35.7 FEET AND AN UPPER LIMITING PLANE AT ELEVATION 80.2 FEET WITHIN THE HORIZONTAL LIMITS DESCRIBED ABOVE.

THE ELEVATIONS REFER TO THE DATUM IN USE BY THE QUEENS TOPOGRAPHICAL BUREAU WHICH IS 2.725 FEET ABOVE UNITED STATES COAST AND GEODETIC DATUM AT SANDY HOOK.

PARCEL 2

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF QUEENS, COUNTY OF QUEENS, CITY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTHERLY SIDE OF 62ND DRIVE, 80 FEET WIDE, DISTANT 80 FEET WESTERLY, AS MEASURED ALONG THE NORTHERLY SIDE OF 62ND DRIVE, BETWEEN A LOWER LIMITING HORIZONTAL PLANE AT ELEVATION 35.70 FEET AND AN UPPER LIMITING HORIZONTAL PLANE AT ELEVATION 80.2 FEET;

RUNNING THENCE FROM THIS POINT OF BEGINNING, SOUTHERLY ALONG A LINE FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE NORTHERLY SIDE OF 62ND DRIVE, 80 FEET TO THE SOUTHERLY SIDE OF 62ND DRIVE;

THENCE WESTERLY ALONG THE SOUTHERLY SIDE OF 62ND DRIVE ALONG A LINE FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 30 FEET;

THENCE NORTHERLY ALONG A LINE FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 80 FEET TO THE NORTHERLY SIDE OF 62ND DRIVE;

THENCE EASTERLY ALONG THE NORTHERLY SIDE OF 62ND DRIVE ALONG A LINE FORMING AN INTERIOR ANGLE OF 90 DEGREES WITH THE LAST MENTIONED COURSE, 30 FEET TO THE POINT OR PLACE OF BEGINNING;

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ELEVATIONS REFER TO THE DATUM IN USE BY THE QUEENS TOPOGRAPHICAL BUREAU WHICH IS 2.725 FEET ABOVE MEAN SEA LEVEL AT SANDY HOOK, NEW JERSEY AS ESTABLISHED BY THE U.S. COAST AND GEODETIC SURVEY.

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